SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   March 16, 2009

 Silverton Adventures, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-153626	80-5072317
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5070 Arville Street #7
Las Vegas, Nevada 89118
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 876-1539
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2009, Ms. Sandra Frasier-Smith resigned from her position as Secretary of the Board of Directors of the Company.

On December 7, 2009 the Board of Directors of the Company appointed Mr. Mark S Rosenberg to be the Secretary of the Board of Directors of the Company.  Mr. Rosenberg will fill this position until our next regularly scheduled shareholder meeting at which time he may stand for re-election by the shareholders who are permitted to vote in that election.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Silverton Adventures, Inc.
Date: December 9, 2009	/s/ Sarit Mor
By: Sarit Mor
Chief Executive Officer Interim Chief Financial Officer

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